-5-

                                  Exhibit 99.1

                                THE MORTGAGE POOL

                                     GENERAL

         The pool of mortgage loans will consist of approximately 6,657 conventional, one- to four- family, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of July 1,
2000 (the "Cut-off Date") of approximately $653,875,747.06, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         The "Mortgage Rate" on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note. Each Mortgage Loan provides for semi-annual adjustment to its Mortgage Rate; provided, however, that the rate adjusts after an initial period of approximately two years with respect to approximately 89.07% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date (the "Two Year Fixed/Adjustable Loans") or three years with respect to approximately 10.93% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date (the "Three Year Fixed/Adjustable Loans"). In connection with each Mortgage Rate adjustment, the Mortgage Loans provide for corresponding adjustments to their monthly payment amounts, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin") for that Mortgage Loan specified in the related Mortgage Note; provided, however, that with respect to all of the Mortgage Loans, the Mortgage Rate will generally increase or decrease by no more than 1.0% per annum on any related Adjustment Date (the "Periodic Rate Cap"), as provided in the related Mortgage Note, and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Notwithstanding the foregoing, the Mortgage Loans generally have a Periodic Rate Cap of 2.0% (in the case of the Two Year Fixed/Adjustable Loans) and 3.0% (in the case of the Three Year Fixed/Adjustable Loans), in each case, specified in the related Mortgage Note, for their first Adjustment Date. Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of that Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index, calculated as described herein, and the related Gross Margin. See "--The Index" herein. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 56.94% of the Mortgage Loans by aggregate principal balance as of the Cut- off Date provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") on certain voluntary prepayments in full.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         The average principal balance of the Mortgage Loans at origination was approximately $98,315.52. No Mortgage Loan had a principal balance at origination greater than approximately $690,000.00 or less than approximately $10,450.00. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $98,223.79. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $687,955.82 or less than approximately $10,449.13.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 8.00% per annum to approximately 15.66% per annum, and the weighted average Mortgage Rate on the Mortgage Loans was approximately 10.348% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 4.00% to approximately 7.15%, Minimum Mortgage Rates ranging from approximately 8.00% per annum to approximately 15.66% per annum and Maximum Mortgage Rates ranging from approximately 14.00% per annum to approximately 21.66% per annum. As of the Cut-off Date, the weighted average Gross Margin on the Mortgage Loans was approximately 6.604%, the weighted average Minimum Mortgage Rate on the Mortgage Loans was approximately 10.348% per annum and the weighted average Maximum Mortgage Rate on the Mortgage Loans was approximately 16.348% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in April, 2003 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is July, 2002.

         The weighted average loan-to-value ratio at origination of the Mortgage Loans was approximately 74.843%. At origination, no Mortgage Loan had a loan-to-value ratio greater than approximately 90.00% or less than approximately 13.79%.

         The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 29 years and 1 month as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to October, 1999 or after August, 2000, or will have a remaining term to stated maturity of less than 14 years and 2 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is July, 2030.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                                        % OF
                                                                AGGREGATE              AGGREGATE
                                              NUMBER            ORIGINAL              ORIGINAL
                                                0F              PRINCIPAL             PRINCIPAL
         RANGE ($)                            LOANS              BALANCE               BALANCE
         ---------                           -------            --------              -------
         0.01 -   50,000.00  . . . . . .        1,566       $ 56,991,355.00            8.71%
    50,000.01 -  100,000.00  . . . . . .        2,676        194,426,749.00           29.71
   100,000.01 -  150,000.00  . . . . . .        1,342        163,716,906.00           25.01
   150,000.01 -  200,000.00  . . . . . .          547         94,415,704.00           14.43
   200,000.01 -  250,000.00  . . . . . .          301         67,960,093.00           10.38
   250,000.01 -  300,000.00  . . . . . .           83         22,926,987.00            3.50
   300,000.01 -  350,000.00  . . . . . .           61         19,840,150.00            3.03
   350,000.01 -  400,000.00  . . . . . .           36         13,425,550.00            2.05
   400,000.01 -  450,000.00  . . . . . .           25         10,659,700.00            1.63
   450,000.01 -  500,000.00  . . . . . .           18          8,863,236.00            1.35
   550,000.01 -  600,000.00  . . . . . .            1            570,000.00            0.09
   650,000.01 -  700,000.00  . . . . . .            1            690,000.00            0.11
                                                -----      ----------------          ------

     Total..............................        6,657      $ 654,486,430.00          100.00%
                                                =====      ================          ======




         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE




                                                                AGGREGATE            % OF AGGREGATE
                                              NUMBER         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                0F           OUTSTANDING AS OF      OUTSTANDING AS OF
         RANGE ($)                            LOANS          THE CUT-OFF DATE       THE CUT-OFF DATE
         ---------                           -------         -----------------      -----------------
         0.01 -   50,000.00. . . . . . .       1,571          $  57,154,074.17             8.74%
    50,000.01 -  100,000.00. . . . . . .       2,676            194,506,834.84            29.75
   100,000.01 -  150,000.00. . . . . . .       1,338            163,232,505.15            24.96
   150,000.01 -  200,000.00. . . . . . .         547             94,395,760.06            14.44
   200,000.01 -  250,000.00. . . . . . .         300             67,702,769.47            10.35
   250,000.01 -  300,000.00. . . . . . .          83             22,907,061.34             3.50
   300,000.01 -  350,000.00. . . . . . .          61             19,818,336.79             3.03
   350,000.01 -  400,000.00. . . . . . .          36             13,405,030.95             2.05
   400,000.01 -  450,000.00. . . . . . .          25             10,643,210.26             1.63
   450,000.01 -  500,000.00. . . . . . .          18              8,852,742.23             1.35
   550,000.01 -  600,000.00. . . . . . .           1                569,465.98             0.09
   650,000.01 -  700,000.00. . . . . . .           1                687,955.82             0.11
                                               -----           ----------------          -------

     Total.... . . . . . . . . . . . . .       6,657           $653,875,747.06           100.00%
                                               =====           ===============           ======



               MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                       AGGREGATE           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                     NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                   OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                   --------      ------------------     -----------------
8.000     -   8.499.............................       153          $  23,676,360.30            3.62%
8.500     -   8.999.............................       407             60,899,303.39            9.31
9.000     -   9.499.............................       525             70,417,554.74           10.77
9.500     -   9.999.............................     1,168            137,042,041.55           20.96
10.000    -   10.499............................       756             77,267,505.04           11.82
10.500    -   10.999............................     1,351            126,182,061.23           19.30
11.000    -   11.499............................       552             45,950,941.12            7.03
11.500    -   11.999............................       643             48,405,752.83            7.40
12.000    -   12.499............................       218             13,754,966.62            2.10
12.500    -   12.999............................       289             17,796,282.03            2.72
13.000    -   13.499............................       114              6,425,069.39            0.98
13.500    -   13.999............................       197             11,170,216.92            1.71
14.000    -   14.499............................        76              4,317,268.22            0.66
14.500    -   14.999............................       206             10,462,885.89            1.60
15.000    -   15.499............................         1                 56,400.00            0.01
15.500    -   15.999............................         1                 51,137.79            0.01
                                                     -----          ----------------          ------

     Total......................................     6,657          $ 653,875,747.06          100.00%
                                                     =====          ================          ======


                            MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                                                             AGGREGATE          % OF AGGREGATE
                                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------                                          --------       -----------------    -----------------
8.000     -   8.499.....................................       153        $  23,676,360.30             3.62%
8.500     -   8.999.....................................       407           60,899,303.39             9.31
9.000     -   9.499.....................................       525           70,417,554.74            10.77
9.500     -   9.999.....................................     1,168          137,042,041.55            20.96
10.000    -   10.499....................................       756           77,267,505.04            11.82
10.500    -   10.999....................................     1,351          126,182,061.23            19.30
11.000    -   11.499....................................       552           45,950,941.12             7.03
11.500    -   11.999....................................       643           48,405,752.83             7.40
12.000    -   12.499....................................       218           13,754,966.62             2.10
12.500    -   12.999....................................       289           17,796,282.03             2.72
13.000    -   13.499....................................       114            6,425,069.39             0.98
13.500    -   13.999....................................       197           11,170,216.92             1.71
14.000    -   14.499....................................        76            4,317,268.22             0.66
14.500    -   14.999....................................       206           10,462,885.89             1.60
15.000    -   15.499....................................         1               56,400.00             0.01
15.500    -   15.999....................................         1               51,137.79             0.01
                                                             -----        ----------------           ------

     Total..............................................     6,657         $653,875,747.06           100.00%
                                                             =====        ================           ======

                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                 % OF AGGREGATE
                                                                   PRINCIPAL
                                                AGGREGATE           BALANCE
                                            PRINCIPAL BALANCE    OUTSTANDING AS
    MAXIMUM                    NUMBER       OUTSTANDING AS OF          OF
MORTGAGE RATE (%)             OF LOANS       THE CUT-OFF DATE   THE CUT-OFF DATE
-----------------             --------      ------------------  ----------------
14.000 - 14.499.............     154        $  23,722,560.30            3.63%
14.500 - 14.999.............     407           60,899,303.39            9.31
15.000 - 15.499.............     525           70,417,554.74           10.77
15.500 - 15.999.............   1,168          137,042,041.55           20.96
16.000 - 16.499.............     756           77,267,505.04           11.82
16.500 - 16.999.............   1,351          126,182,061.23           19.30
17.000 - 17.499.............     552           45,950,941.12            7.03
17.500 - 17.999.............     643           48,405,752.83            7.40
18.000 - 18.499.............     217           13,708,766.62            2.10
18.500 - 18.999.............     289           17,796,282.03            2.72
19.000 - 19.499.............     114            6,425,069.39            0.98
19.500 - 19.999.............     197           11,170,216.92            1.71
20.000 - 20.499.............      76            4,317,268.22            0.66
20.500 - 20.999.............     206           10,462,885.89            1.60
21.000 - 21.499.............       1               56,400.00            0.01
21.500 - 21.999.............       1               51,137.79            0.01
                               -----        ----------------          ------

     Total..................   6,657         $653,875,747.06          100.00%
                               =====        ================          ======


                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS



                                                         AGGREGATE             % OF AGGREGATE
                                                     PRINCIPAL BALANCE       PRINCIPAL BALANCE
    MINIMUM                           NUMBER         OUTSTANDING AS OF       OUTSTANDING AS OF
MORTGAGE RATE (%)                    OF LOANS        THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                    --------        -----------------       -----------------
8.000     -   8.499...........          153            $ 23,676,360.30               3.62%
8.500     -   8.999...........          407              60,899,303.39               9.31
9.000     -   9.499...........          525              70,417,554.74              10.77
9.500     -   9.999...........        1,168             137,042,041.55              20.96
10.000    -   10.499..........          756              77,267,505.04              11.82
10.500    -   10.999..........        1,351             126,182,061.23              19.30
11.000    -   11.499..........          552              45,950,941.12               7.03
11.500    -   11.999..........          643              48,405,752.83               7.40
12.000    -   12.499..........          218              13,754,966.62               2.10
12.500    -   12.999..........          289              17,796,282.03               2.72
13.000    -   13.499..........          114               6,425,069.39               0.98
13.500    -   13.999..........          197              11,170,216.92               1.71
14.000    -   14.499..........           76               4,317,268.22               0.66
14.500    -   14.999..........          206              10,462,885.89               1.60
15.000    -   15.499..........            1                  56,400.00               0.01
15.500    -   15.999..........            1                  51,137.79               0.01
                                      -----            ---------------             ------

     Total....................        6,657            $653,875,747.06             100.00%
                                      =====            ===============             ======


                       GROSS MARGINS OF THE MORTGAGE LOANS



                                                        AGGREGATE          % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                      NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
GROSS MARGIN (%)                     OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
----------------                     --------       -----------------    -----------------
4.000 - 4.249......................        9          $    693,003.31            0.11%
4.250 - 4.499......................        5               718,406.73            0.11
4.500 - 4.749......................       17             1,578,322.43            0.24
4.750 - 4.999......................        4               244,181.34            0.04
5.000 - 5.249......................       21             1,744,566.32            0.27
5.250 - 5.499......................        1               238,889.67            0.04
5.500 - 5.749......................      380            30,695,348.41            4.69
5.750 - 5.999......................      140             9,784,553.31            1.50
6.000 - 6.249......................       86             8,017,213.83            1.23
6.250 - 6.499......................       57             4,130,636.91            0.63
6.500 - 6.749......................    3,347           397,817,180.23           60.84
6.750 - 6.999......................      289            23,841,017.11            3.65
7.000 - 7.249......................    2,301           174,372,427.46           26.67
                                       -----          ---------------          ------

     Total.........................    6,657          $653,875,747.06          100.00%
                                       =====          ===============          ======




               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS


                                                          AGGREGATE          % OF AGGREGATE
                                                        PRINCIPAL BALANCE    PRINCIPAL BALANCE
  ORIGINAL                                NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                  OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------                  --------       -----------------    -----------------
Less than or equal to 25.00.......           32           $  1,137,694.88               0.17%
25.01 - 30.00.....................           29              1,359,957.00               0.21
30.01 - 35.00.....................           30              1,721,880.14               0.26
35.01 - 40.00.....................           54              3,011,752.71               0.46
40.01 - 45.00.....................           76              5,271,495.72               0.81
45.01 - 50.00.....................          127              7,722,996.68               1.18
50.01 - 55.00.....................          196             14,396,804.99               2.20
55.01 - 60.00.....................          603             41,806,458.60               6.39
60.01 - 65.00.....................          519             44,562,763.70               6.82
65.01 - 70.00.....................          832             77,325,080.41              11.83
70.01 - 75.00.....................        1,245            119,389,322.00              18.26
75.01 - 80.00.....................        1,645            178,755,088.77              27.34
80.01 - 85.00.....................          891            107,324,608.74              16.41
85.01 - 90.00.....................          378             50,089,842.72               7.66
                                          -----           ---------------             ------

     Total........................        6,657           $653,875,747.06             100.00%
                                          =====           ===============             ======

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                 AGGREGATE          % OF AGGREGATE
                                              PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
LOCATION                       OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
--------                       --------       -----------------    -----------------
Alabama.....................       160          $  10,069,285.56          1.54%
Alaska......................         3                300,362.86          0.05
Arizona.....................        87              7,949,581.79          1.22
Arkansas....................        33              1,827,499.15          0.28
California..................       700            120,164,930.53         18.38
Colorado....................       130             15,506,807.33          2.37
Connecticut.................       106             11,894,009.73          1.82
Delaware....................        15              1,034,525.55          0.16
District of Columbia........        15              1,589,204.80          0.24
Florida.....................       412             33,551,719.68          5.13
Georgia.....................       147             12,808,218.81          1.96
Hawaii......................        36              6,924,541.14          1.06
Idaho.......................         9              1,074,973.91          0.16
Illinois....................       399             44,457,980.98          6.80
Indiana.....................       158             11,926,478.92          1.82
Iowa........................        89              6,261,386.38          0.96
Kansas......................        35              2,219,732.29          0.34
Kentucky....................        38              2,379,747.65          0.36
Louisiana...................        84              4,709,541.37          0.72
Maine.......................         3                183,967.63          0.03
Maryland....................       107             10,222,001.99          1.56
Massachusetts...............       171             21,757,700.12          3.33
Michigan....................       427             34,805,631.33          5.32
Minnesota...................       320             34,331,067.24          5.25
Mississippi.................        12                521,483.05          0.08
Missouri....................       100              6,315,220.98          0.97
Montana.....................         3                275,986.68          0.04
Nebraska....................        35              2,137,960.26          0.33
Nevada......................        12              1,315,454.06          0.20
New Hampshire...............        15              1,277,857.61          0.20
New Jersey..................       288             35,146,069.29          5.38
New Mexico..................        32              2,675,948.88          0.41
New York....................       367             42,412,731.20          6.49
North Carolina..............       112              8,837,862.09          1.35
Ohio........................       230             16,481,655.18          2.52
Oklahoma....................        76              4,391,855.43          0.67
Oregon......................        43              4,543,546.96          0.69
Pennsylvania................       291             22,121,970.12          3.38
Rhode Island................        52              5,106,965.12          0.78
South Carolina..............        66              4,209,635.24          0.64
Tennessee...................       109              7,253,908.23          1.11
Texas.......................       816             55,824,968.32          8.54
Utah........................        57              6,535,993.04          1.00
Vermont.....................         9                630,874.14          0.10
Washington..................       155             20,370,047.18          3.12
West Virginia...............         7                322,492.06          0.05
Wisconsin...................        76              6,566,742.03          1.00
Wyoming.....................        10                647,623.17          0.10
                                 -----           ---------------         -----


     Total..................      6,657          $653,875,747.06        100.00%
                                  =====          ===============        ======


                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                         AGGREGATE          % OF AGGREGATE
                                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                        NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
PROPERTY TYPE                                          OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
-------------                                          --------       -----------------    -----------------
Single Family Detached...........................        5,668           $558,336,194.06          85.39%
Single Family Attached...........................           55              2,968,131.11           0.45
Two- to Four-Family..............................          330             35,407,645.87           5.42
Condominium......................................          168             16,164,188.14           2.47
Town House.......................................            2                141,359.81           0.02
Planned Unit Development Detached................          233             29,965,794.23           4.58
Planned Unit Development Attached................           18              2,081,542.02           0.32
Manufactured Housing.............................          183              8,810,891.82           1.35
                                                         -----           ---------------         ------

     Total.......................................        6,657           $653,875,747.06         100.00%
                                                         =====           ===============         ======




                             MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS



                                                                 AGGREGATE          % OF AGGREGATE
                                                             PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER       OUTSTANDING AS OF    OUTSTANDING AS OF
OCCUPANCY STATUS                              OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
----------------                              --------       -----------------    -----------------
Owner-Occupied.............................    6,141           $618,177,273.40         94.54%
Non Owner Occupied.........................      485             32,335,419.48          4.95
Second Home................................       31              3,363,054.18          0.51
                                               -----           ---------------        ------

          Total............................    6,657           $653,875,747.06        100.00%
                                               =====           ===============        ======


          The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                          PURPOSE OF THE MORTGAGE LOANS



                                                                 AGGREGATE          % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
LOAN PURPOSE                                   OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
------------                                   --------       -----------------    -----------------
Purchase.................................           63         $    7,417,549.84           1.13%
Equity-out Refinance.....................        3,600            324,155,724.60          49.57
Refinance................................        2,994            322,302,472.62          49.29
                                                 -----            --------------          -----

          Total..........................        6,657           $653,875,747.06         100.00%
                                                 =====           ===============         ======

                       LOAN PROGRAMS OF THE MORTGAGE LOANS



                                                                 AGGREGATE          % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
LOAN PROGRAM                                   OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
------------                                   --------       -----------------    -----------------
Full Documentation Program..................     5,450         $519,041,157.14            79.38%
Fast Trac Documentation Program.............       623           81,064,724.39            12.40
Stated Income Documentation Program.........       584           53,769,865.53             8.22
                                                 -----         ---------------           ------

          Total.............................     6,657         $653,875,747.06           100.00%
                                                 =====         ===============           ======



                      RISK CATEGORIES OF THE MORTGAGE LOANS


                                                                 AGGREGATE          % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
RISK CATEGORIES                                OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
---------------                                --------       -----------------    -----------------
AAA........................................        1,014       $122,123,496.34            18.68%
AA.........................................        1,575        164,446,232.86            25.15
A..........................................        1,203        122,458,222.85            18.73
B..........................................        1,324        121,205,218.22            18.54
C..........................................          972         82,564,433.00            12.63
D..........................................          569         41,078,143.79             6.28
                                                   -----       ---------------           ------

          Total............................        6,657       $653,875,747.06           100.00%
                                                   =====       ===============           ======



                  NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS


                                                               AGGREGATE          % OF AGGREGATE
                                                            PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                              NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                OF LOANS       THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------                --------       -----------------    -----------------
March 2002.............................           56            $  5,392,856.82           0.82%
April 2002.............................           73               8,648,817.27           1.32
May 2002...............................        1,667             152,315,063.04          23.29
June 2002..............................        2,670             263,022,867.93          40.23
July 2002..............................        1,525             153,034,345.00          23.40
September 2002.........................            5                 436,560.24           0.07
October 2002...........................           36               3,695,616.59           0.57
November 2002..........................           76               7,579,461.83           1.16
December 2002..........................           96               9,777,669.13           1.50
January 2003...........................          282              30,325,387.30           4.64
February 2003..........................          149              17,216,953.73           2.63
March 2003.............................           21               2,322,844.93           0.36
April 2003.............................            1                 107,303.25           0.02
                                               -----            ---------------         ------

          Total........................        6,657            $653,875,747.06         100.00%
                                               =====            ===============         ======
